UNITED STATES DISTRICT COURT NORTHERN DISTRICT OF OHIO EASTERN DIVISION

RBS CITIZENS, N.A. dba	)	Case No. 1:11-CV-02089-CAB
CHARTER ONE	)
Plaintiff,	)	JUDGE CHRISTOPHER A. BOYKO
)
v.	)
)
JOHN D. OIL AND GAS CO., et. al.	)
)
Defendants	)

ORDER APPOINTING RECEIVER

Upon the Motion of the Plaintiff, RBS Citizens, N.A., dba Charter One (“RBS”) for the appointment of a Receiver over Defendants John D. Oil Co. (“JDOG’’), Great Plains Exploration (“GPE”) and Oz Gas, Ltd (“Oz”) (JDOG, GPE, and Oz collectively referred to herein as the “Corporate Defendants”), the Court conducted a hearing on November 17, 2011, where all parties were properly noticed and given an opportunity to be heard.

The Court finds that Plaintiff has submitted evidence that Defendants are indebted to RBS for approximately $30 million and that Defendants are in default of their loan obligations. Further, the forbearance agreements executed by Defendants specifically call for the appointment of a receiver, if requested by Plaintiff. However, the Court does note that the Plaintiff attempted to supplement its motion with evidence filed on the morning of the hearing and counsel for the Corporate Defendants did not have an opportunity to review said evidence prior to the hearing in this matter.

The Plaintiff has requested that the Court appoint a receiver to liquidate the assets of the Corporate Defendants. The Court does not believe sufficient evidence has been presented to order an immediate liquidation, but does believe that the appointment of a receiver is warranted given the allegations made by the Plaintiff and the Plaintiff’s clear contractual right to said appointment.

Therefore, the Court finds that Plaintiff’s Motion for Appointment of a Receiver is well taken and appoints a receiver to marshal and maintain the value of the Corporate Defendants’ assets until further order of this Court. An evidentiary hearing is scheduled regarding the continuation of the Receivership Order on February 15, 2012 at 10:00 AM.

IT IS THEREFORE ORDERED, ADJUDGED AND DECREED,

1. Mark E. Dottore (the “Receiver”) of Dottore Co. is appointed receiver over the Corporate Defendants and all of their assets including, but not limited to the “Collateral” as that term is defined in Plaintiff’s Motion for Appointment of Receiver. The Collateral shall also include any real property owned in whole or in part by the Corporate Defendants along with any leasehold interests in real property held by the Corporate Defendants. Such property is referred to herein as the “Real Property.”

2. The Receiver shall immediately file his oath and post a bond of $100.00.

3. The Receiver shall take immediate possession, control, management and charge of the Corporate Defendants’ accounting books and records of whatever nature and wherever located, in the possession of the Corporate Defendants or any other person or entity, including all information regarding the assets, liabilities, equity, income and expenses of the Collateral. The Receiver shall take immediate possession, control, management and charge of all of the Corporate Defendants’ financial statements (whether consolidated or by individual entity), ledgers and journals, balance sheets, trial balances, statements of cash flows, income statements, statements of retained earnings, accounting journals and books of original entry, including but not limited to: (1) accounts receivable agings, rent rolls, and any other documentation which indicate the amounts owing from debtors of the Corporate Defendants on accounts receivable and from whom such amounts are or were owing and when any amounts were collected and deposited; (2) fixed asset ledgers, schedules, records, documentation and/or appraisals of any equipment, motor vehicles, accessories, furniture inventory, furnishings, and supplies; (3) inventory listings or other detail; (4) all information and documentation which relates or pertains to any checking, saving, banking and money management accounts of any kind or nature of the Corporate Defendants or into which any proceeds of the collection or sale of any asset have been deposited; (5) all accounts payable documentation and information and all correspondence or written documents regarding negotiations with current accounts or proposed accounts; (6) all information of whatever type or nature, regarding the payroll and benefits of the employees of the Corporate Defendants, including wage or salary information, medical insurance information, child support payments or other employee deductions withheld or to be withheld, and all information regarding the trust fund or withholding taxes whether federal, state, or local and any information regarding any and all of the employer matching obligations or the employer payroll tax obligations; (7) all information and documentation of any asset transfers by the Corporate Defendants any time in the past; (8) all information and documentation regarding the federal, state and local tax liabilities of the Corporate Defendants, including any and all federal, state and local tax returns filed or unfiled, and any documents generated during the preparation and filing of tax returns; (9) all contracts and leases pertaining to the Corporate Defendants and/or to which any Corporate Defendant is a party; (10) all information and documentation of any other financial transaction or interest in and any asset of the Corporate Defendants which may be necessary or pertinent to the Receiver’s operation and management of the Corporate Defendants’ assets; and (12) any documentation that relates or pertains to the Corporate Defendants and is kept in the ordinary course of their business in connection with the record-keeping or accounting. The information described in this subparagraph shall hereinafter be referred to as the “Books and Records.”

4. The Receiver shall take immediate possession, control, management and charge of the Collateral, including all assets and property appertaining thereto consisting of all personal property, real property (including the collection of rents from any leasehold interests), all cash or cash equivalents including, but not limited to, rights, title and interest in and to all bank accounts, all accounts and notes receivable, all inventory of any type or nature, all furniture, fixtures, equipment, computers (hardware and software), and all general intangibles, including, but not limited to, all licenses owned or utilized by the Corporate Defendants, rights in leases, rights to proceeds from any insurance or sales of equipment or other asset, all choses in action and causes of action, including avoidance actions for transfers of any of the assets of the Corporate Defendants for less than equivalent value against the transferees of those assets, and any other asset or interest owned by the Corporate Defendants or in which the Corporate Defendants assert an interest which has any value which pertains to their respective assets, and the Books and Records and the Collateral are hereby placed in custodia legis and are subject to the exclusive jurisdiction of this Court. The Receiver shall not be charged with the responsibility to take possession of any real estate or other assets which had or have existing hazardous or toxic contamination nor shall the Receiver be required to take possession of any hazardous or toxic materials owned or used by the Corporate Defendants. Should the Receiver elect to take possession of, or exercise his dominion and control over, any real estate, hazardous or toxic materials, pollutants or contaminants, he shall do so in his capacity as Receiver for the Property.

5. The Receiver shall have the authority to operate and manage the Corporate Defendants as he deems prudent in his sole discretion throughout the litigation, subject to further order of this Court. The Receiver shall preserve and care for any and all of the assets and utilize any and all of the assets to preserve and maximize their value.

6. The Receiver is authorized to collect all profits, rents, receivables and revenues of any nature whatsoever generated by the Corporate Defendants and to pay all necessary expenses relating to said operations, including his fees and the fees of his attorneys, accountants and other professionals, as he deems prudent in his sole discretion, from funds in his possession, whether such funds are derived from the operation or the sale of the Corporate Defendants’ assets.

7. The Receiver shall have the authority to maintain or purchase insurance from any agent or carrier, of any type reasonably necessary or desirable, in his discretion, to appropriately protect the assets of the Corporate Defendants.

8. The Receiver is authorized to establish or maintain bank accounts in the Receiver’s name for operations as Receiver in this matter at any federally insured bank as reasonably needed to engage in business operations on behalf of the Corporate Defendants. The Receiver shall keep a true and accurate account of any and all receipts and disbursements which the Receiver shall receive or make as Receiver in the course of the operation of the Corporate Defendants.

9. The Receiver is authorized to institute, prosecute, or intervene in any lawsuit or summary proceeding against any of the Corporate Defendants to preserve and/or maximize the value of their assets or to obtain possession of any funds or property unlawfully in the possession of third parties.

10. The Receiver is authorized but not required to defend actions against the Corporate Defendants and may incur expenses to defend such actions to the extent that he believes, in his sole discretion, it will protect and preserve the Property.

11. The Receiver is authorized to perform pursuant to the terms of any existing contracts executed on behalf of the Corporate Defendants to the extent that the Receiver determines, in his sole discretion, that such performance will preserve and maximize the value of the assets. The Receiver may reject contracts not deemed to be in the interest of creditors of the estate, and the holder of any contract so rejected shall be allowed a claim as an unsecured creditor of the Property, said claim to be calculated consistent with the law.

12. The Receiver is authorized to employ any assistants, servants, agents, counselor other persons deemed necessary or desirable to assist the Receiver in diligently executing the duties imposed upon the Receiver by this Order and by the law.

13. Notwithstanding the foregoing, the Receiver and the Receivership estate shall not be liable for the payment of taxes, assessments or utility charges pre-dating the date of this Order. Any individual or entity receiving a copy of this Order is enjoined and restrained from discontinuing service to the Receiver or the Receivership estate based upon the non-payment of such taxes or utilities prior to the date of this Order and from attempting to collect taxes and utility charges from the Receiver pre-dating the date of this Order.

14. Defendants and any persons, firms or entities acting under the direction of such Defendants; and any third parties, persons, firms or entities, shall, upon presentation of a copy of this Order, identify the location of and deliver to the Receiver, any and all receivership property, both the books and records and the assets, in the possession: or under the control of such parties; and all persons are enjoined and restrained (a) from payment of any amounts owing to the Corporate Defendants to anyone other than the Receiver, and (b) from in any way disturbing or interfering with the collection, management or sale of any of the assets.

15. All creditors, claimants, bodies politic, parties in interest and their respective attorneys, servants, agents, and employees, and all other persons, firms, and corporations are, jointly and severally, enjoined and stayed from commencing or continuing any action at law or suit or proceeding in equity to foreclose any lien or enforce any claim against the Corporate Defendants, or their books and records or assets, or against the Receiver, in any court. The parties are further stayed from executing or issuing or causing the execution or issuance out of any Court of any writ, process, summons, attachment, subpoena, replevin, execution, or other process for the purpose of impounding or taking possession of, or interfering with, or enforcing any claim or lien upon the property and/or assets owned by or in the possession of the Corporate Defendants, or the Receiver, and from doing any act or thing whatsoever to interfere with the Receiver in the discharge of his duties in this proceedings or with the exclusive jurisdiction of this Court over the Corporate Defendants, their books and records and assets and the said Receiver.

16. Parties in this case and their respective attorneys, servants, agents, and employees, and all other persons, firms, and corporations are, jointly and severally, enjoined and stayed from commencing any action at law or suit or proceeding in equity in any Court or to prosecute any claim, or to execute or issue or cause the execution or issuance out of any Court of any writ, process, summons, attachment or subpoena, against Mark E. Dottore, the individual, or any entity in which he holds an interest, without first obtaining permission of this appointing court. Such a lawsuit may be used to intimidate the Receiver and therefore interfere with the discharge of his duties in this proceeding. Upon a request to sue Mark E. Dottore, the individual, or an entity in which he holds an interest, by any party, the Court will undertake a review of the facts and circumstances, and upon notice and hearing, determine whether the suit is meritorious or interposed for the purpose of harassment of the Receiver.

17. All Defendants and their agents and employees, and any other party, shall turn over to the Receiver, as soon as possible or within three (3) days from the date of this Order, any and all books and records of the Corporate Defendants.

18. All parties, and their agents and employees, shall turn over to the Receiver, as soon as possible or within three (3) days from the date of this Order, all sums in existence on the date hereof that are related or pertain to, or derived from the Corporate Defendants, including, but not limited to (a) all cash on hand; (b) all cash equivalents and negotiable instruments (such as checks, notes, drafts or other related documents or instruments); and (c) all sums held in accounts in any financial institutions, including but not limited to, all sums of any kind relating to the Corporate Defendants.

19. Except as directed by the Receiver, Defendants, their affiliates, agents, officers, directors, shareholders, members, employees, representatives or creditors, and all other persons or entities, are hereby prohibited from taking any act for or on behalf of the Corporate Defendants, interfering in any way with the acts of the Receiver, and from in any way, manner or means wasting, disposing of, transferring, selling, assigning, pledging, canceling, concealing, interfering with, or hypothecating any of the Corporate Defendants records or assets (including oil and/or gas leases). Upon the request of the Receiver, the Defendants shall cooperate and affirmatively assist the Receiver in making available to the Receiver or his agents, the books and records of the Corporate Defendants. Nothing in this paragraph shall be construed to require a waiver of any attorney-client privilege.

20. The Receiver, and his agents, including his counsel and any accountants that are appointed by the Court, shall be entitled to reasonable compensation for services rendered and reimbursement for expenses incurred which are: (a) related to the Receiver’s duties, rights, and obligations under this order or any future orders of the Court and applicable law; (b) related to the administration, management, protection or liquidation of the assets; or (c) the defense or prosecution of any claim or suit brought by or against the Receiver or by the Receiver against any person or entity. Such compensation of the Receiver and his agents, his counsel and his accountants shall be paid pursuant to Federal Rule of Civil Procedure 66, Local Rule 66.1 and 28 U.S.C. § 959 and pursuant to Court Order from the assets of the Receivership Estate. If the Receivership does not have funds to pay the fees and expenses of the Receiver and his attorneys, accountants and other professionals, those fees will be assessed as costs of this case.

21. The Receiver’s compensation shall be at his normal hourly rate of $295 per hour. From time to time, the Receiver utilizes the assistance and expertise of persons on the payroll of his companies. These individuals are billed hourly as follows: administrative personnel ($95.00); Thomas Dottore ($205.00) and Charles Dottore ($205.00)1. If the services of others are required, they will be billed at an hourly rate consistent with or below the rates charged by others in this community with similar skills and ability, as is true with all hourly rates charged under this Order.

22. Routine accounting services are included in the percentage rates charged by the Receiver. Routine accounting services include bookkeeping, bank account review and reconciliation, and the filing of periodic reports. The filing of tax returns, other governmental reporting requirements, assistance to any governmental law enforcement agency, and other non-bookkeeping accounting functions will be charged at ordinary, hourly rates. The Receiver will utilize the services of Mr. David S. Linscott, CPA, CIRA, at the rate of $245 per hour.

1 Thomas and Charles are brothers of the Receiver.

23. The Receiver has authority to retain counsel in this matter who is experienced in receivership matters. Counsel will charge the Receivership at his or her ordinary and customary rates, and will work to promote efficiency in the proceedings wherever possible.

24. The Receiver and his attorneys, accountants, or other professionals hired by him, may, at the Receiver’s option, file with this Court monthly applications (or less frequent, if he deems appropriate), for payment of fees and expenses incurred in the conduct of this receivership estate, and each such application shall be served via the Court’s electronic filing system upon the Plaintiff, the Defendants, and other interested parties who have requested that such applications be served upon them. The Receiver shall be authorized to pay the fees and expenses requested by the Receiver or his attorneys, accountants or other professionals in any such application after ten (10) days have expired after service has been effected, without further order of this Court. If any party or person shall file an objection to the fees and expenses of the Receiver, or of his attorneys, accountants or other professionals, the Court shall consider the objection in the ordinary course. Pending consideration of the objection, the Receiver shall be authorized to pay any portion of the fees and expenses not subject to the objection.

25. The Receiver shall have full and unrestricted access to all of the assets, and the Corporate Defendants and their officers, directors, shareholders, employees and agents, and any other party, are directed to take all steps necessary to give the Receiver access to the Corporate Defendants’ premises, to give the Receiver all keys to and to promote access to any said premises, and to provide the Receiver with unrestricted access to any and all information regarding the Corporate Defendants.

26. Nothing in this Order shall be read or interpreted as requiring Plaintiff to continue to extend credit to the Corporate Defendants and Plaintiff shall continue to have all rights and remedies to which they are entitled under its agreements with the Corporate Defendants and pursuant to law, subject to the terms of this Order.

27. The Receiver may, from time to time, make payments to creditors on account of pre-receivership claims, especially secured creditors, according to their interest as they may appear. The Receiver, in his sole discretion, shall determine when or if it is appropriate to make payments to creditors, if any. All payments made prior to the conclusion of the Receivership shall be made after application to the Court and pursuant to Court Order.

28. The Receiver shall, under his authority to operate and manage the businesses of the Corporate Defendants, operate and manage such businesses in compliance with applicable statutes. Nothing in this Order shall be read or interpreted, however, to abrogate the Receiver’s immunities from personal liability for conduct related to his receivership duties.

29. The terms of this Order shall continue in full force and effect unless and until further order of this Court. IT IS SO ORDERED.

11/21/2011	Christopher A. Boyko
Date	JUDGE